Exhibit 10.6

398123

ROYALTY DEED

THIS ROYALTY DEED is made effective this 12th day of April, by and among SUNSHINE PRECIOUS METALS, INC., whose address is P. O. Box 1080, Kellogg, Idaho 83837 (hereafter “GRANTOR”) and THE UNITED STATES OF AMERICA, whose address is Director, Environmental Cleanup Office, U. S. Environmental Protection Agency, Region 10, 12 00 Sixth Avenue, Seattle, Washington 98191, and Regional Director, U. S. Fish and Wildlife Service, 911 N.E. 11th Ave., Portland, Oregon 97232, and the COEUR D’ALENE TRIBE OF IDAHO, whose address is Chairman, Coeur d’Alene Tribe, P. 0. Box 408, Plummer, Idaho 83851. The United States and Coeur d’Alene Tribe are hereafter referred to as GRANTEE.

For and in consideration of One Dollar ($1.00) and other sufficient consideration, the receipt of which is hereby acknowledged, GRANTOR hereby grants and agrees to pay unto GRANTEE a variable production royalty of the Net Smelter Return as that term is herein defined (hereafter referred to as the “PRODUCTION ROYALTY”) from the sale of minerals from the PROPERTY described in Attachment 1 (hereafter the “PROPERTY”) in accordance with the following schedule:

Silver Price Average	NSR Royalty

$ 0 - $5.99	0.0%
$6.00 - $6.99	1.0%
$7.00 - $7.49	2.0%
$7.50 - $7.99	2.5%
$8.00 - $8.49	3.0%
$8.50 - $8.99	4.0%
$9.00 - $9.49	5.0%
$9.50 - $9.99	6.0%
$10.00 and over	7.0%

The Net Smelter percentage utilized for the purpose of calculating the PRODUCTION ROYALTY payable for any calendar quarter shall be determined by the average daily quotations of the Handy and Harmon New York official quotation as published in Metals Week (or its recognized successor in the publications of silver quotations) for that calendar quarter.

GRANTOR shall, however, have the right to mine and market amounts of minerals and mineral-bearing ores and concentrates reasonably necessary for sampling, assaying, metallurgical

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testing and evaluating the minerals potential of the PROPERTY without initiating the obligation to make PRODUCTION ROYALTY payments. The term “Net Smelter Returns” shall mean the net amount paid to GRANTOR by a smelter or other purchaser for minerals mined from the PROPERTY after deductions for the following costs paid by or charged to GRANTOR (whether paid or incurred by GRANTOR or by the smelter or other purchaser in the first instance): (i) all smelting, refining, treatment, selling, and other costs, charges, and penalties charged by the smelter or other purchaser for such minerals; (ii) all costs of loading, transporting, and insuring such minerals and mineral-bearing substances from the PROPERTY to the smelter or other purchaser; and (iii) all taxes paid by GRANTOR on such minerals or mineral-bearing substances, except income taxes, including, but not limited to, production, severance, sales, and privilege taxes. Whenever minerals or mineral-bearing substances are delivered for direct sale or future processing thereof to a processing or sales facility owned or controlled by GRANTOR or which possesses or sells such minerals or mineral-bearing substances for GRANTOR on a toll basis, the Net Smelter Returns from such sale shall be an amount not less than the amount which would have been realized by GRANTOR if the sale had been to the nearest independent purchaser of such product; in such case, GRANTOR may deduct amounts not to exceed the charges, costs, and expenses permitted under the preceding sentence. GRANTOR shall make PRODUCTION ROYALTY payments within thirty (30) days after the end of the calendar quarter in which proceeds from the sale of minerals or mineral-bearing substances are realized. At such time, GRANTOR shall provide GRANTEE with a statement showing in reasonable detail the computation of the PRODUCTION ROYALTY payments. Each quarterly statement furnished to GRANTEE shall be deemed to be correct and binding on GRANTEE unless GRANTEE within ninety (90) days of its receipt, notifies GRANTOR in writing that GRANTEE disputes the correctness of such statement and specifies its objections in detail. GRANTOR shall maintain true and correct records of all minerals and mineral-bearing substances mined and sold from the PROPERTY, and GRANTOR shall permit GRANTEE to inspect, at GRANTEE’S expense, the books and records of GRANTOR which are pertinent to the determination of the PRODUCTION ROYALTY at any reasonable time during normal business hours, provided such inspection is conducted by GRANTEE or by an accounting firm of recognized standing, at least one of whose members is a member of the American Institute of Certified Public Accountants, and provided such inspection does not interfere unreasonably with

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GRANTOR’S operations or procedures.

IN WITNESS WHEREOF, GRANTOR has caused this Royalty Deed to be executed by its undersigned representative as of the date first above written.

SUNSHINE PRECIOUS METALS, INC.

By
President

*    *    *

STATE OF TEXAS	)
) ss.
County of Dallas	)

On this 12th day of April, 2001, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared WILLIAM W. DAVIS, known or identified to me to be the President of SUNSHINE PRECIOUS METALS, INC., and acknowledged to me that he executed the same for and on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Mary Jo Williams
Notary Public for the State of Texas My Comm’n Expires 3/13/03

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ATTACHMENT 1

All property within one mile of the external boundaries of the following-described parcels:

PARCEL 1:

Sunshine, American, Iron King, McKenzie, McKenzie Fraction, Rambo, Majestic, Thin, Rambo Fraction and Yakima Patented Mining Claims, M.S. 3169 situated in Evolution Mining District in Sections 14, 15, 21 and 22, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho.

EXCEPT: Those portions of the Sunshine and Yakima Lode Mining Claims, M.S. 3169 more particularly described as follows:

Beginning at a point on the West End line of said Sunshine Lode, whence the Southwest corner, Corner No. 1 of said Sunshine Lode bears South 1°41’ East, 215.22 feet; thence

North 74°13’ East, 1500 feet; thence

North 16°16’ East, 410.88 feet to a point on the Southerly line of said Yakima lode; thence

South 78°04’ West along the Southerly line of said Yakima lode, 170.65 feet to the Southwest Corner, Corner No. 3 of said Yakima lode, identical with the Southeast or Corner No. 4 of the Sunshine lode; thence

South 82°03’ West along the Southerly boundary line of said Sunshine lode, 1343.41 feet to a point on the Southerly line of said Sunshine Lode, whence the Southwest or Corner No. 1 of said Sunshine lode bears South 82°03’ West, 54.79 feet; thence

North 16°16’ West, 216.31 feet to the place of beginning.

ALSO EXCEPT: Those portions of the Sunshine, Iron King, and Thin Lode Mining Claims, all of M.S. 3169 embraced within the following boundaries, to-wit:

Beginning at Corner No. 4 of the Thin Lode, Survey No. 3169 from which the Southwest corner of Section 15, Township 48 North, Range 3 East, B.M., bears North 3°02’ West, 883.62 feet and running thence

North 32°18’ East along line 4-1 Thin Lode, 252.01 feet to a point; thence

South 9°43’ East, 213.90 feet to the Northeast Corner of the Mary E. Lode; thence

South 9°43’ East, 600 feet to the Southeast Corner of the Mary E. lode and the Northeast corner of the Hilda lode; thence

CONTINUED

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PARCEL 1 – Continued:

South 1°20’ East, 338.75 feet along the East end line of the Hilda lode to a point on the North side line of the Boston lode; thence

South 74°13’ West, 156.0 feet to the Northwest Corner of the Boston lode; thence

South 18°16’ East, 202.03 feet along the West End Line of the Boston lode to a point on the South side line of the Hilda lode; thence

South 82°52’ West, 51.11 feet to a point on line 1-2, Sunshine lode, M.S. 3169; thence

North 1°41’ West, 585.20 feet to Corners 2 and 4, Sunshine and Iron King lodes, Survey No. 3169; thence

North 1°41’ West, 600.0 feet to Corner No. 1, Iron King lode, Survey No. 3169; thence

South 82°03’ West, 101.80 feet to Corner No. 4, Thin Lode, Survey No. 3169, and the place of beginning.

PARCEL 2:

Yankee Lode, Sherman, Cleaveland and Norcross Patented Mining Claims, M.S. 2267A and Yankee Millsite Patented Millsite, M.S. 2267B situated in Evolution Mining District in Sections 15 and 22, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho.

PARCEL 3:

Crane Lode Patented Mining Claim, M.S. 3335 situated in Evolution Mining District in Section 15, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho.

PARCEL 4:

Chief Lode Patented Mining Claim, M.S. 3299 situated in Yreka and Evolution Mining Districts in Sections 15, 16, and 22, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho.

PARCEL 5:

May Day Patented Mining Claim, M.S. 3315 situated in Yreka and Evolution Mining Districts in Section 15, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho.

CONTINUED

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PARCEL 6:

The Zwerg Group Patented Mining Claims consisting of the Gretchen, Hans, Plover, Rothbart, Schiller and Zwerg, M.S. 3272 situated in Evolution Mining District in Sections 15, 22 and 23, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 77, Deeds, page 234.

EXCEPT: That portion described in the deed to Metropolitan Mines Corporation and recorded as Instrument No. 153661, records of Shoshone County, State of Idaho.

PARCEL 7:

The Iowa Group Patented Mining Claims consisting of the Iowa, Germania, Good Hope, New York, Buffalo, Bell, U.S., Lotten, Frigga, Des Moines, Orvil, Maple, Last Chance, Ore or No Go, Sven, Anna, Anna No. 2, Mannie, August, May, Ore Grand, June, and H. & K. Claims, M.S. 3292A and the United Lead Millsite Patented Millsite, M.S. 3292B all situated in Evolution Mining District in Sections 11, 13, 14, 15, and 23, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho. Patent recorded as Instrument No. 153118, records of Shoshone County, State of Idaho.

EXCEPT: That portion described in the deed to Wallace Realty Company recorded as Instrument No. 216621, records of Shoshone County, State of Idaho.

ALSO EXCEPT: That portion of the K Lode lying within the South half of Section 11, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho.

ALSO EXCEPT: That portion described in the Decree recorded May 23, 1968 as Instrument No. 217256, records of Shoshone County, State of Idaho.

CONTINUED

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PARCEL 8:

All that portion of the West End Patented Mining Claim, M.S. 3174, situated in Evolution Mining District in Sections 14 and 23, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho and more particularly described as follows:

Beginning at Corner No. 1 of said West End Lode, Survey No. 3174, and running thence;

South 50° West, 659.54 feet to the intersection with line 3-2 of the Herschey Lode, Survey No. 3305; thence

North 67°32’ West, 1216.34 feet along line 3-2 Herschey Lode to intersection with line 3-4 of said West End lode, Survey No. 3174; thence

North 48°49’ East, 9.11 feet to intersection with line 1-2 Protection Lode, Survey No. 2083; thence

North 71°35’40” East, 321.06 feet to Corner No. 2 Protection and Corner No. 1 Bartlett Lode, Survey No. 2083, and thence

South 83°49’ East, 1334.28 feet to Corner No. 1 of said West End Lode and the place of beginning.

PARCEL 9:

The Southwest quarter of the Northwest quarter of Section 13, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho.

EXCEPT: That portion lying within the Ore Grand Mining Claim, M.S. 3292.

PARCEL 10:

The Sunshine Consolidated Group consisting of Stevie Corcoran, Oslo, Mary E., Hilda, Gullickson Fraction, Baldur, Baldur Fraction, Contact Mountain, Venue, also known as Venus, Bonanza Fraction, Red Umbrella, Red Umbrella Fraction, Rex, Rex Fraction, Roberts, Roberts Fraction, Roberts No. 1, Gail Fraction, Hattie Anne, S.C.I. No. 5, S.C.I. No. 5 Fraction, S.C.I. No. 6 and S.C.I. No. 10 Patented Mining Claims, M.S. 3273 situated in Yreka and Evolution Mining Districts, Shoshone County, State of Idaho.

CONTINUED

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PARCEL 11:

The Rockford Group Patented Mining Claims consisting of Rockford, Happy Day, Corona, Corona No. 1, Corona No. 2, Corona No. 3, Excellsior, Happy Jack, Bay Horse, Grouse and Gem Lode, M.S. 2807 situated in Yreka Mining District, Shoshone County, State of Idaho.

EXCEPTING THEREFROM: Any portion of said claims lying within the East 1/2 Northeast 1/4 of Section 19 and within the North 1/2 of the Northwest 1/4 of Section 20, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho.

PARCEL 12:

The S.C.I. Group Patented Mining Claims, consisting of Crescent No. 5, W-5 and Giant No. 9, M.S. 3291 situated in Yreka Mining District, Shoshone County, State of Idaho.

EXCEPTING THEREFROM: Any portion of said claims lying within the East 1/2 Northeast 1/4 of Section 19 and within the North 1/2 of the Northwest 1/4 of Section 20, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho.

PARCEL 13:

Radio, Prudential, Josephine, Francis, Helen, Lucky Day, Silver State, Spokane, Portland, and Silverine Fraction Patented Mining Claims, M.S. 3318 situated in Evolution Mining District in Section 15, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho.

PARCEL 14:

Merit Fraction No. 2, Josephine Fraction and Helen Fraction Patented Mining Claims, M.S. 3308 situated in Evolution Mining District in Section 15, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho.

CONTINUED

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PARCEL 15:

A parcel of land lying in the Northwest quarter of Section 15, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho, and more particularly described as follows:

Using the Bunker Hill Company triangulation meridian and beginning at a point where the West right of way line of the Big Creek road intersects the North side line of the Monmouth lode claim, M.S. No. 2274, whence the quarter corner common to Sections 10 and 15, Township 48 North Range 3 East, B.M., bears North 89°48’16” East, 811.42 feet distant; thence

South 32°39’58” West, 293.16 feet along said Big Creek Road right of way to a point, a concrete monument with brass cap MKD 59+00 40 feet to centerline; thence

South 26°58’42” West, 100.50 feet along said right of way to a point; thence

Continuing along said right of way South 32°39’58” West, 279.17 feet to a point identical with the Northeast Corner of Lot 1, Block 1 of Big Creek Subdivision; thence

North 56°58’ West, 243.72 feet to a point identical with Corner No. 5 of the Big Creek Subdivision; thence

Continuing along the Big Creek Subdivision Boundary, North 33°02’ East, 75.00 feet to a point identical with Corner No. 4 of said subdivision; thence

North 56°58’ West, 175.00 feet to a point identical with Corner No. 3 of said subdivision; thence

North 33°02’ East, 210.12 feet to a point identical with Corner No. 2 of said subdivision; thence

Leaving said subdivision boundary and running North 32°49’52” East (shown of record as North 32°59.9’ East), 122.53 feet to a point on the North side line of the Monmouth lode claim, M.S. 2274; thence

North 89°52’ East (shown of record as East), 483.68 feet along said side line to the point of beginning.

CONTINUED

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PARCEL 16:

A parcel of land lying in the Northwest quarter of Section 15, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho and more particularly described as follows:

Using the Bunker Hill Company triangulation meridian and beginning at Corner No. 1 of said tract identical with Corner No. 1 of the Monmouth Claim, M.S. 2274 (an iron pipe with copper cap), from whence the quarter corner common to Sections 10 and 15, Township 48 North, Range 3 East, B.M., bears North 89°47’30” East, 710.52 feet distant; thence

South 00°26’30” West, 599.65 feet distant (shown of record as South 00°32’00” West, 600.00 feet) to Corner No. 2, identical with Corner No. 2 of the Monmouth Claim, M.S. 2274; thence

South 02°02’00” East, 271.54 feet distant to Corner No. 3; thence

North 56°58’00” West, 489.21 feet distant to Corner No. 4, a point on the East right of way line of the Big Creek Road, identical with the Northwest corner of Block 1, Big Creek Subdivision; thence

North 32°39’58” East (shown of record as North 32°58’58” East) along said right of way 717.82 feet distant to Corner No. 5, a point on the North line of the Monmouth Lode Claim, M.S. 2274; thence

North 89°52’00” East (shown of record as East) 17.67 feet distant to Corner No. 1, the point of beginning.

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PARCEL 17 – Antimony Plant:

That certain parcel of real estate more specifically described as follows, to-wit:

That portion of the South Half of the Southeast Quarter of the Southwest Quarter of Section 10, Township 43 North, Range 3, East, B.H., lying West of a straight line, beginning at a point 100’ East of the Southwest comer and terminating at a point 560 feet Fast of the Northwest corner of the aforesaid South Half of the Southeast Quarter of the Southwest Quarter of Section 10, Township 48 North, Range 3 E.B.M., Shoshone County, Idaho.

EXCEPT: A parcel of land in the SE 1/4 SW 1/4 of Section 10, Township 48 North, Range 3 E.B.M., Shoshone County, State of Idaho, and more particularly described as follows:

Beginning at Corner No. 1 which bears North 70°56’00”, West, 1,080.81 feet from the Southeast comer of the SW 1/4 of said Section 10; thence

North 55°40’ West, 220.00 to Corner No. 2; thence

North 42°20’ East, 408.98 feet to Corner No. 3; thence

South 55°40’ East, 163.08 feet to Corner No. 4; thence

South 34°20’ West, 405.00 feet to the point of beginning.

TOGETHER WITH an easement for the purpose of ingress and egress located in SE 1/4 SW 1/4 of Section 10, Township 48 North, Range 3 E.B.M., Shoshone County, State of Idaho, as follows:

Being 12.50 feet on either side of the following described centerline:

Beginning at a point which bears South 34°20’ West, 132.5 feet from Corner No. 4 of the above described parcel; thence

South 55°40’ East, 328 feet more or less to its intersection with the right of way of Big Creek Road.

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PARCEL 18 – Refinery:

A parcel of land in the SE 1/4 SW 1/4 of Section 10, Township 48 North, Range 3 E.B.M., Shoshone County, State of Idaho, and more particularly described as follows:

Beginning at Corner No. 1 which bears North 70°56’00” West, 1,080.81 feet from the Southeast Corner of the SW 1/4 of said Section 10; thence

North 55°40’ West, 220.00 to Corner No. 2; thence

North 42°20’ East 408.98 feet to Corner No. 3; thence

South 55°40’ East, 163.08 feet to Corner No. 4; thence

South 34°20’ West, 405.00 feet to the point of beginning.

TOGETHER WITH an easement for the purpose of ingress and egress located in SE 1/4 SW 1/4 of Section 10, Township 48 North, Range 3 E.B.M., Shoshone County, Idaho, as follows:

Being 12.50 feet on either side of the following described centerline:

Beginning at a point which bears South 34°20’ West, 132.5 feet from Corner No. 4 of the above described parcel; thence

South 55°40’ East, 328 feet more or less to its intersection with the right of way of Big Creek Road.

PARCEL 19 – Executive Building:

A parcel of land in the Southeast Quarter of Southwest Quarter of Section 10, Township 48 North, Range 3 E.B.M., Shoshone County, Idaho and being more particularly described as follows:

Using the Bunker Hill Company triangulation meridian and beginning at a point where the West right of way line of the Big Creek Road intersects the section line common to Sections 10 and 15, whence the common quarter corner bears North 89°48’16” East, 811.42 feet distant; thence

Along the right of way line North 32°39.5’ East, 347.02 feet to a point a drill steel marked 8-SU, identical to Corner No. 8 of that certain deed recorded in Deeds, Book 144, Page 131; thence

Along said described deed line North 57°20.5’ West, 115.00 feet to Corner No. 11, identical to 9-SU of said deed; thence

South 32°39.5’ West, 120.00 feet to Corner No. 12, identical to 10-SU of said deed; thence

North 57°20.5’ West, 222.41 feet to Corner No. 13, identical to 1-SU of said deed; thence

South 34°50.88’ West, 454. 45 feet to Corner No. 8, a drill steel monument with copper cap located on the section line between the two said sections; thence

South 89°58’ East, 421.24 feet along said line to the point of beginning.

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The following-described property, parcels 20-30, are subject to that Royalty Deed dated November 17, 1995, from Sunshine Precious Metals, Inc. to Hecla Mining Company granting Hecla Mining Company a Production Royalty from said property.

UNPATENTED MINING CLAIMS

Parcel 20:

Go Between Fraction	IMC #175833	T48N R3E Sec 13

Parcel 21:

Co-owned (50%/50%) with Hayden Hill Consolidated Mining Company:

Barbarosa	IMC # 175831	T48N R3E Sec 22, 23

Western Star	IMC # 175832	T48N R3E Sec 22, 23

Subject to the terms and conditions of that Agreement and Correction Deed among ConSil Corp.; Sunshine Precious Metals, Inc.; Hayden Hill Consolidated Mining Company; and Hecla Mining Company recorded on May 17, 1996, with the Shoshone County, Idaho Recorder as Instrument No. 372396.

Parcel 22:

Bow

Bud

All minerals and metals and mineral-bearing rock in place in any and all veins, lodes, ledges and other mineral-bearing structures below an elevation of 900 feet below mean sea level for the following unpatented claims, conveyed to Consolidated Silver Corporation by deeds from Coeur d’Alene Mines Corporation (12/20/68, Instrument No. 221764), Plainview Mining Company (12/20/68, Instrument No. 221765) and Merger Mines Corporation (1/7/69, Instrument No. 221766):

Bill	IMC # 29133
Dennis	IMC # 29140
Gary Lee	IMC # 29137
Grubstake (west portion) Hercules (west portion)	IMC # 29142 IMC # 29144
Intrepid	IMC # 29145
Jack	IMC # 29134
Jumbo (west portion)	IMC # 29143
Justin	IMC # 29139
March of Time (amended)	IMC # 29136
Mark	IMC # 29132
Pat	IMC # 29138
Pay Streak (amended)	IMC # 29141
Ray	IMC # 29135
Robin	IMC # 29131

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I. PATENTED MINING CLAIMS

SURFACE & MINERALS RIGHTS:

Parcel 23:

Homestake	M.S. 3220

All surface and mineral interests except the surface of the following described parcel of land conveyed to Ductile Iron & Foundry, November 3, 1955, which is recorded in Book 90 of Deeds at page 408, Shoshone County.

Beginning at the center Section 13, Township 48 North, Range 3 East, B.M., also identical with corner No. 2 Homestake Lode, Mineral Survey 3220;

thence South 00°03’10” East, 247.00 feet, to a point;

thence North 61°11’22” West, 242.78 feet, to a point;

thence North 128.15 feet, to a point on the northerly sideline of said Homestake Lode;

thence North 89°30’ East, 212.51 feet, to corner No. 2 of said Homestake Lode, Mineral Survey 3220, the place of beginning.

Parcel 24:

Maxwell No. 3	M.S. 3220

Except that portion of the surface in conflict with the Orvil claim, M.S. 3292A which was conveyed to Louisiana-Pacific Corporation by special warranty deed dated February 28, 1992, recorded as Instrument No. 351156 in the records of Shoshone County, Idaho.

Excluding mineral rights to any and all ores and minerals in the ground north of the Osburn fault, or any downward extension thereof, but without any right of access thereto through any of the properties.

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SURFACE & MINERAL; RIGHTS (cont.):

Parcel 25:

Goethe	M.S. 3271

That portion of the claim situated easterly of that line known as the “Compromise End Line” (said line being described in that certain agreement dated February 15, 1951, by and between Hayden Hill Consolidated Mining Company, Polaris Mining Company, Silver Summit Mining Company, Lincoln Mining Company, and Silver Dollar Mining Company, said agreement being recorded in Book J of Leases and Agreements in the records of Shoshone County, Idaho at Page 155, said portion conveyed by deed dated December 18, 1968, recorded in Book 134, Pages 326-333, Instrument No. 221772.

Parcel 26:

Orvil	M.S. 3292A

Except that portion of the Orvil claim lying north of the line described in Tract 2 in those deeds dated January 31, 1969 from Lincoln Mining Company and Silver Dollar Mining Company, recorded in Book 134 at Pages 340-34 5 and Pages 334-339, Instrument Nos. 221772 and 221773, respectively, in the records of Shoshone County, Idaho.

And also excepting that portion of the Orvil claim lying east of the west side line of section 13, Township 48 North, Range 3 East, B.M., Shoshone County, Idaho, which was conveyed to Louisiana-Pacific Corporation by special warranty deed dated February 28, 1992, recorded as instrument No. 351156 in the records of Shoshone County, Idaho.

And also excepting that portion of the Orvil claim lying east of the west side line of section 13, Township 48 North, Range 3 East, B.M., Shoshone County, Idaho, as described in Tract 5 of the deed dated January 3, 1969, recorded in Book 134, Pages 314-319, Instrument No. 221769 in the records of Shoshone County, Idaho.

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MINERAL RIGHTS ONLY

Parcel 27:

Surface rights to the following claims were conveyed to Louisiana-Pacific Corporation by special warranty deed dated February 28, 1992, recorded as Instrument No. 351156 in the records of Shoshone County, Idaho.

Emma Nevada	M.S. 1006
Coeur d’Alene Nellie	M.S. 1006

Grizzly Bear	M.S. 3170
Jumbo No. 1	M.S. 3170
Jumbo No. 2	M.S. 3170
Jumbo No. 3	M.S. 3170
Jumbo No. 4	M.S. 3170
Jumbo No. 5	M.S. 3170
Jumbo No. 6	M.S. 3170
Key West	M.S. 3170
Protection Fraction	M.S. 3170

Go Between	M.S. 3220

Bernardy No. 4	M.S. 3304
Bernardy No. 5	M.S. 3304
Bernardy No. 6	M.S. 3304
Bernardy No. 7	M.S. 3304
Bernardy No. 9	M.S. 3304
Bernardy No. 11	M.S. 3304
Bernardy No. 12	M.S. 3304
Bernardy No. 13	M.S. 3304

Silver Dollar	M.S. 3407
Hidden Treasure	M.S. 3407

Those portions of the following claims situate easterly of that line known as the “Compromise End Line” (said line being described in that certain agreement dated February 15, 1951, by and between Hayden Hill Consolidated Mining Company, Polaris Mining Company, Silver Summit Mining Company, Lincoln Mining Company, and Silver Dollar Mining Company, said agreement being recorded in Book J of Leases and Agreements in the records of Shoshone County, Idaho at Page 155, said portion conveyed by deed dated December 18, 1968, recorded in Book 134, Pages 326-333, Instrument No. 221772.

Torpedo	M.S. 3170

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MINERAL RIGHTS ONLY (cont.):

Parcel 27 (cont.):

Bernardy No. 1	M.S. 3304
Bernardy No. 2	M.S. 3304
Bernardy No. 3	M.S. 3304
Bernardy No. 10	M.S. 3304

North	M.S. 3220
Maxwell No. 1	M.S. 3220
Maxwell No. 2	M.S. 3220
Maxwell Fraction	M.S. 3220

Blue Jay No. 1	M.S. 3221
Blue Jay No. 2	M.S. 3221

Mineral Rights to the following claims, excluding, however, any and all ores and minerals in the ground north of the Osburn fault, or any downward extension thereof, but without any right of access thereto through any of the properties.

Shoshone No. 1	M.S. 3290
Wallace No. 1	M.S. 3290

Anna No. 2	M.S. 3292A
August	M.S. 3292A
Bell	M.S. 3292A
Buffalo	M.S. 3292A
Des Moines	M.S. 3292A
Frigga	M.S. 3292A
Good Hope	M.S. 3292A
May	M.S. 3292A
June	M.S. 3292A
U.S.	M.S. 3292A

Anna	M.S. 3292A
Last Chance	M.S. 3292A
Lotten	M.S. 3292A
Mannie	M.S. 3292A
Ore or No Go	M.S. 3292A

Excluding from the Anna, Last Chance, Lotten, Mannie and Ore or No Go claims, those portions lying north of a line described in those certain deeds to Consolidated Silver Corporation on January 31, 1969 by Silver Dollar Mining Company and Lincoln Mining Company, recorded in Shoshone County records as Instrument Nos. 221773 and 221774, as follows:

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MINERAL RIGHTS ONLY (cont.):

Parcel 27 (cont.):

“Starting at the southeast, or No. 1, corner of the Ore Grande claim, M.S. 3292A, which coincides with a point on the north side line of the Orvil claim, M.S. 3292A, which is 131.54 feet northwesterly from the northeast, or No. 1, corner of said Orvil claim;

Thence North 70°48’ West a distance of 5,138 feet to a point on the north side line of the Lotten claim, M.S. No. 3292A, which is approximately 650 feet easterly from the northwest, or No. 1, corner of said Lotten claim.”

Trail	M.S. 3407
Blue Bell	M.S. 3407

Excluding from the Trail and Blue Bell claims all the contained area in conflict with the Bartlett claim, M.S. 2083, and the Jumbo No. 3 claim, M.S. 3170.

Germania	M.S. 3292A
Good Hope	M.S. 3292A [listed above also]
Iowa	M.S. 3292A

Excluding from the Iowa, Germania and Good Hope claims, the extralateral rights to the Chester vein west of a vertical plane extended indefinitely downward and north and south through the east end line of the Good Hope claim, and all ores lying within a distance of 200 feet north or south of the center of the said Chester vein west of said vertical plane.

Parcel 28:

All minerals and metals and mineral-bearing rock in place in any and all veins, lodes, ledges and other mineral-bearing structures below an elevation of 900 feet below mean sea level for the following patented claims conveyed to Consolidated Silver Corporation by deeds from Coeur d’Alene Mines Corporation (12/20/68, Instrument No. 221764) , Plainview Mining Company (12/20/68, Instrument No. 221765) and Merger Mines Corporation (1/7/69, Instrument No. 221766); and 15% interest and rights to the ores and minerals between mean sea level and 900 feet below mean sea level on the following patented claims as described in that certain Quitclaim Deed from American Smelting and Refining Company, Callahan Mining Corporation, and Day

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MINERAL RIGHTS ONLY (cont.):

Parcel 28 (cont.):

Mines, Inc. to Coeur d’Alene Mines Corporation, Merger Mines Corporation, Plainview Mining Company, Inc. and Consolidated Silver Corporation dated January 31, 1972 (recorded on April 11, 1972 as Instrument No. 239511):

Aetna	M.S. 3261
Bernardy No. 8	M.S. 3261
Little Gem	M.S. 3261
Lucky Boy	M.S. 3261
Lucky Stone	M.S. 3261
Lucky Stone No. 2	M.S. 3261
Lucky Stone No. 3	M.S. 3261
Lucky Stone No. 4	M.S. 3261
Manitoba	M.S. 3261
Morning Glory	M.S. 3261
Morning Glory Fraction	M.S. 3261
Morning Glory No. 2	M.S. 3261
Reid	M.S. 3261
Walters	M.S. 3261

Fourthought	M.S. 3281
Plainview Fraction	M.S. 3281
Plainview No. 1	M.S. 3281
Plainview No. 2	M.S. 3281
Silver Hill	M.S. 3281
Toughnut	M.S. 3281

Commodore Truxton	M.S. 3382

III. OTHER PROPERTY

SURFACE RIGHTS ONLY:

Parcel 29:

Portion of the SE/4 NW/4, Section 13, Township 48 North, Range 3 East

Surface rights conveyed to Consolidated Silver Corporation by Hecla Mining Company by deed dated December 18, 1968, recorded in the records of Shoshone County in Book 134 at Pages 32 6-333, Instrument No. 221772, further described as follows:

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SURFACE RIGHTS ONLY (cont.):

Parcel 29 (cont.):

Beginning at the center of said Section 13, identical with the northeast corner of the Homestake Lode, M.S. 3220; thence South 89°30’ West, 212.51 feet, to a point on the north side line of said Homestake Lode, the real place of beginning;

thence South 89°30’ West along the north side line of said Homestake Lode, 296.98 feet, to corner No. 3 of the Maxwell Lode, M.S. 3220;

thence North 87°48’20” West along the north side line of said Maxwell No. 3 Lode 789.58 feet, to a point on the west boundary of the Southeast Quarter of the Northwest Quarter of Section 13;

thence northerly along the west boundary of said quarter quarter section, 963 feet, more or less to a point on the southerly said railroad right-of-way line of the Union Pacific Railroad Company;

thence southeasterly along the southerly right-of-way line, of said railroad right-of-way 738 feet, more or less, to the northwest corner of the parcel of ground known as the Jensen lease;

thence South 25°27’ West, 160.00 feet, to the southwest corner of said Jensen lease;

thence South 64°33’ East, 82.00 feet, to the southeast corner of said Jensen lease, identical with the southwest corner of that parcel of ground known as the Bitco property;

thence South 31°33’ East, 58.33 feet, on and along the southerly boundary of said Bitco property to a point;

thence South 83°55’57” East on and along the southerly boundary of said Bitco property, 151.32 feet, to the northwest corner of the McKay property;

thence South 250.05 feet, on and along the westerly boundary of said McKay property to a point on the center of the Polaris Mill secondary railroad spur track at station 2+11.0 of said secondary spur track;

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SURFACE RIGHTS ONLY (cont.):

thence northeasterly around a 10° curve to the left, 121 feet more or less to station 0 + 90.00 of said secondary spur track;

thence northeasterly around a 7°22’ curve to the left, 90.00 feet, to station 0 + 00, the beginning of said secondary spur track, identical with station 6 + 24.3 of the main Polaris Mill railroad spur;

thence North 62°33’15” East along the center of said railroad spur, 96.51 feet, to the northwest corner of the Burns Yaak property;

thence South on and along the west boundary of the Burns Yaak property, 194.94 feet, to the real place of beginning;

Excluding therefrom all rights-of-way and easements of record.

Parcel 30:

Portion of the SW/4 NW/4 of Section 13, Township 48 North, Range 3 East

Surface rights conveyed to Consolidated Silver Corporation by Silver Chieftan Company in that deed dated January 3, 1969, recorded in the records of Shoshone County in Book 134 at Pages 314-319, Instrument No. 221769 and by Lincoln Mining Company in that deed dated January 9, 1969 recorded in the records of Shoshone County in Book 134 at Pages 308-313, Instrument No. 221768, described as follows:

Beginning at the west one quarter corner of said section 13;

thence northerly along the west side line of section 13 a distance of 450 feet;

thence easterly to the east side line of the southwest one quarter of the northwest one quarter (SW 1/4 NW 1/4) of section 13;

thence southerly along said east side line a distance of 450 feet to the east-west centerline of section 13;

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SURFACE RIGHTS ONLY (cont.):

Parcel 30 (cont.):

thence westerly along said east-west centerline to the west one quarter corner of said section 13 and the point of beginning,

together with one-half of the waters of springs and other waters on said premises and/or in Rosebud Gulch.

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The following-described property, parcels 31-36, are subject to that Production Royalty, reserved by Hecla Mining Company in that Deed recorded on June 10, 1999, by the Shoshone County, Idaho Recorder as Instrument No. 389125:

SURFACE RIGHTS ONLY:

Parcel 31:

Portion of the SW/4 NW/4, Section 13, Township 48 North, Range 3 East (Con Sil Pump House Area)

Surface rights only (minerals reserved by Sunshine Mining Company) to the following parcel of land conveyed to Hecla Mining Company by Sunshine Mining Company by quitclaim deed dated August 9, 1983, recorded in Shoshone County, Idaho as Instrument No. 306944.

A parcel of land lying within the SW1/4, NW1/4 Section 13, T 48 N, R 3 E, B.M., Shoshone County, Idaho and more particularly described as follows:

Beginning at the West 1/4 corner of said Section 13, thence North 70°27’06” East a distance of 1,378.15 feet more or less to corner No. 1, a point on the east boundary of the SW1/4, NW1/4 and the true place of beginning.

Thence South 89°30’ West, along the present boundary between Consolidated Silver Corporation and Sunshine Mining Company, a distance of 330 feet to a point, corner No. 2;

Thence North 0°01’40” East a distance of 150 feet to a point, corner No. 3;

Thence North 89°30’ East a distance of 305 feet to a point, corner No. 4;

Thence North 0°01’40” East and paralleling the east boundary of the SW1/4 NW1/4 a distance of 409.1 feet more or less to a point on the south right-of-way of the Union Pacific Railroad Company, corner No. 5;

Thence South 54°29’ East a distance of 30.71 feet along the southerly right-of-way of Union Pacific Railroad Company to a point on the east boundary of the SW1/4 NW1/4, corner No. 6;

Thence South 0°01’40” West along the east boundary of the SW1/4 NW1/4 a distance of 541.5 feet more or less to the true place of beginning and containing approximately 1.366 acres.

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Parcel 32:

Two parcels of land in S1/2 NW1/4, Section 11, Township 48 North, Range 3 East

Portions of the July claim, M.S. 2819, Glamorgan claim, M.S. 2149, and Pembroke claim, M.S. 2149 conveyed to Hecla Mining Company by ASARCO Incorporated by quitclaim deed dated October 7, 1981, recorded in Shoshone County as Instrument No. 295884.

MINERAL RIGHTS ONLY:

Parcel 33:

Mineral rights on a 1.22 acre tract of ground just south of the Bitco plant conveyed to Hecla Mining Company by J.E. and Elsie G. McKay, by deed dated November 23, 1960, recorded n Shoshone County in Book 102 at Page 412, described as follows:

Beginning at the northwest corner of the property, this point being on the southerly sideline of Bitco Co. property, whence the center of Section 13, Township 48 North, Range 3 East, B.M., also identical with corner No. 2 Homestake lode, M.S. 3220 bears S 56°23’57” E 597.80 feet; thence S 83°55’57” E, 501.08 feet more or less, on and along a line identical with the southerly boundary of Bitco Co. property to a point on the north-south centerline of Section 13, Township 48 North, Range 3 East, B.M., which is also on the Polaris Spur Track centerline at station 2 + 99.0 and identical with the easterly corner of the Bitco Co. property; thence westerly along the centerline of said Polaris spur track leading to the Polaris Mill around a 10° curve to the left, 175.0 feet to station 4 + 74.0, the end of the curve; thence S 62°33’15” W, 150.3 feet along said centerline to station 6 + 24.3, identical with station 0 + 00.0, the beginning of a secondary Polaris Mining Co. spur track; thence 90.0 feet around a 7°22’ curve to the right to station 0 + 90.0 of said secondary spur track; thence 121.0 feet more or less around a 10° curve to the right to station 2 + 11.0 of said secondary spur track; thence North, 250.05 feet more or less to the northwest corner of said property, the place of beginning.

To be excluded from above described property is a 17.50 foot strip northerly from and parallel to the centerline of said described Polaris Mining Co. spur tracks.

Said tract contains 1.22 acres more or less, and is identical to that tract conveyed by Polaris Mining Company to J.E. McKay on the 24th day of November 1954, and recorded, together with a plat of same, in Book 90 of Deeds at Page 586 on the 5th day of March 1956.

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Parcel 34:

Mineral rights on a parcel of ground conveyed to Hecla Mining Company by quitclaim deed dated January 10, 1955 to Bitco Incorporated, recorded in Shoshone County in Book 89 at Page 315, further described as follows:

Beginning at the southwesterly corner of said tract, whence the center of Section 13, Township 48 North, Range 3 East, also identical with comer No. 2 Homestake Lode, M.S. 3220 bears South 62°07’41” West, 735.64 feet; thence Norm 31°33’ West, 58.33 feet to a point; thence North 25°27 East, 154.50 feet to a point on the southerly right-of-way line of the Union Pacific Railroad Company; thence South 62°06’10” East, 64.59 feet along said southerly Union Pacific right-of-way line to a point; thence South 64° 10’ East, 98.09 feet along said southerly right-of-way line to a point; thence South 70° East, 497.51 feet along said southerly right-of-way line to a point on the east boundary line of the northwest quarter of Section 13, Township 48 North, Range 3 East, B.M.; thence due south, 15.06 feet along-said boundary line to a point on the centerline of a spur track leading to the Polaris Mill at railroad station 2 + 99.0, identical with the northeast corner of J.E. McKay property; thence North 83°55’57” West, 501.08 feet on and along the northerly boundary of said J.E. McKay property to a point, identical with the northwest corner of said J.E. McKay property; thence North 83°55’57” West, 151.32 feet to the southwesterly corner, the place of beginning. Said tract contains 1.44 acres more or less.

This “West” call should be “East”, note made in files, but apparently not corrected in county records.

Parcel 35:

Minerals rights on a parcel of ground conveyed to Hecla Mining Company by Quitclaim Mining Deed dated June 26, 1984, from Sunshine Mining Company recorded in Shoshone County as Instrument No. 311991 referred to as the “NEW PURIM AREA.” described in paragraph (a) south of a system of dividing planes hereinafter defined in paragraph (b) , which New Purim Area is described as follows:

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(a) Beginning at Corner No. 4, Herschey lode claim, Mineral Survey No. 3305, identical with the north end of the compromise Common End Line; whence the corner of Sections 14 and 15, T. 48 N., Range 3, E.B.M., bears North 66°02’28” West 1839.81 feet dist.; thence North 33°04’08” East 439.30 feet on and along line 4-3 of said Herschey lode to its intersection with line 1-4 Torpedo lode, Mineral Survey No. 3170; thence North 62°42’50” West 143.75 feet on and along line 1-4 of said Torpedo lode to its intersection with line 4-1 Hidden Treasure lode, Mineral Survey No. 3383; thence North 47°12’46” East 589.70 feet on and along line 4-1 of said Hidden Treasure lode to Corner No. 1 of said Hidden Treasure lode, identical with Corner No. 1 Trail lode, Mineral Survey No. 3383; thence North 50°16’32” East 213.96 feet on and along line 1-2 of said Trail lode to its intersection with line 2-1 of the Bartlett lode, Mineral Survey No. 2083, also on and along line 1-4 of the West End lode, Mineral Survey No. 3174; thence North 83°56’35” West 1302.00 feet on and along line 2-1 of the said Bartlett lode to Corner No. 1 of said Bartlett lode, identical with Corner No. 2 of the Protection lode, Mineral Survey No. 2083; thence South 71°22’36” West 1258.24 feet on and along line 2-1 of said Protection lode to Corner No. 1 of said protection lode; thence North 12°07’ East 170.75 feet on and along line 1-4 of said Protection lode to its intersection with line 4-1 of the American lode, Mineral Survey No. 3169; thence South 19°19’ West 128.86 feet on and along line 4-1 of the said American lode to Corner No. 1 of said American lode; thence South 88°23’ West 784.05 feet on and along line 1-2 of said American lode to its intersection with line 2-3 of the Rambo lode, Mineral Survey No. 3169, also along line 4-3 of the Rotbart lode, Mineral Survey No. 32 72; thence South 1°41’ East 538.63 feet on and along line 2-3 of said Rambo lode to Corner No. 3 of said Rambo lode, identical with Corner No. 3 of said Rotbart lode, Corner No. 1 of the Schiller lode, Mineral Survey No. 3272, and Corner No. 2 of the Majestic lode, Mineral Survey No. 3169; thence South 1°41’ East 600.00 feet on and along line 2-3 of the said Majestic lode to Corner No. 3 of said Majestic lode; thence South 75°13’30” West 873.67 feet on and along line 3-4 of said Majestic lode to its intersection with line 1-5 of

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the Hans lode, Mineral Survey No. 3272; thence South 9°54’ West 53.27 feet on and along line 1-5 of said Hans lode to Corner No. 5 of said Hans lode; thence South 11°16’30” West 653.16 feet on and along line 3-2 of the Plover lode, Mineral Survey No. 3272, to Corner No. 2 of the said Plover lode; thence South 53°51’ East 768.48 feet on and along line 2-1 of said Plover lode to its intersection with the north side line of the Hudson lode, unsurveyed; thence South 83°25’14” East 665.90 feet on and along the north side line of the said Hudson lode to its intersection with line 1-4 of the said Plover lode; thence North 11°16’30” East 290.93 feet on and along line 1-4 of the said Plover lode to Corner No. 4 of the said Plover lode, identical with Corner No. 4 of the Hans lode, Mineral Survey No. 3272, Corner No. 1 of the Gretchen lode, Mineral Survey No. 3272 and Corner No. 2 of the Grimm lode, Mineral Survey No. 3272; thence South 53°51’ East 523.61 feet on and along line 1-4 of the said Gretchen lode to its intersection with the north side line of the Studebaker lode, unsurveyed; thence due East 858.94 feet on and along the north side line of the said Studebaker lode to its intersection with line 4-3 of the said Gretchen lode; thence North 9°54’ East 84.22 feet on and along line 4-3 of the said Gretchen lode to Corner No. 3 of the said Gretchen lode; thence North 53°51’ West 265.25 feet on and along line 3-2 of the said Gretchen lode to its intersection with the south end of the Compromise Common End line; thence North 33°04’08” East 1952.88 feet on and along the Compromise Common End Line to Corner No. 4 of the Herschey lode, the place of beginning of the description of the exterior boundaries.

(b) Said system of dividing planes within said New Purim Area is established as follows: A system of connected southerly dipping planes, which planes are identical to the Southerly boundary of the Polaris Area as established in that certain Agreement dated December 9, 1957, among Sunshine Mining Company, Polaris Mining Company, Lincoln Mining Company, Hayden Hill Consolidated Mining Company and Silver Dollar Mining Company, except that said planes extend easterly to the easterly vertical boundary of said New Purim Area. The intersection of said dividing planes and the

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easterly vertical boundary of the New Purim Area at an elevation of 2215.0 feet is at coordinates S. 79417.18 and E. 81009.44 and where said dividing planes intersect the vertical boundary of said New Purim Area at an elevation of 17.0 feet below sea level is at coordinates S. 80103.24 and E. 80672.44.

EXCLUDING THEREFROM the Omega Area and the Rotbart Area as defined in that agreement of March 3, 1944, among Lincoln Mining Company, Silver Dollar Mining Company, Polaris Mining Company and Sunshine Mining Company, recorded with the Shoshone County, Idaho, Recorder in Book “I” of Bonds and Agreements at page 498; ALSO EXCLUDING THEREFROM the Chester Area as defined in that deed among Lincoln Mining Company, Silver Dollar Mining Company, Polaris Mining Company and Sunshine Mining Company of April 11, 1949, recorded with the Shoshone County, Idaho, Recorder in Book “83” of Deeds at page 60; ALSO EXCLUDING THEREFROM the American Area and Polaris Area as defined in that Agreement of December 9, 1957, among Sunshine Mining Company, Polaris Mining Company, Lincoln Mining Company, Hayden Hill Consolidated Mining Company and Silver Dollar Mining Company recorded with the Shoshone County, Idaho, Recorder in Book “K” of Agreements at page 396.

SUBJECT TO that agreement dated May 7, 1952, among Hayden Hill Consolidated Mining Company, Polaris Mining Company, Silver Summit Mining Company, Lincoln Mining Company and Silver Dollar Mining Company recorded with the Shoshone County, Idaho Recorder in Book “J” of Bonds and Agreements at page 474. And ALSO SUBJECT TO that certain mineral lease between Hayden Hill Consolidated Mining Company and Stratton Silver Summit, Inc., dated March 20, 1934, and recorded with the Shoshone County, Idaho, Recorder in Book “E” of Agreements at page 267 as supplemented by agreements dated May 16, 1938, and May 10, 1947, between Hayden Hill Consolidated Mining Company and Silver Dollar Mining Company.

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Parcel 36:

Mineral rights on a parcel of ground conveyed to Hecla Mining Company by Quitclaim Mining Deed dated June 26, 1984, from Sunshine Mining Company recorded in Shoshone County as Instrument No. 311992 referred to as the “GOOD HOPE AREA” contained in the Chester Vein within that area or block of ground in Evolution Mining District in Shoshone County, Idaho, and being more particularly described as follows:

The Chester Vein within that area or block of ground in Evolution Mining District, Shoshone County, Idaho, which is bounded by the following-described vertical planes, to wit:

On the east by a vertical plane extended downward indefinitely through the east end line of the Good Hope lode mining claim, U.S. Mineral Survey No. 3292-A, and projected indefinitely both northerly and southerly on a course bearing North 12°7’ East and bearing South 12°7’ West; and on the west by a vertical plane extended downward indefinitely through the east end line of the McKinley lode mining claim, U.S. Mineral Survey No. 2083, belonging to Chester Mining Company, an Idaho corporation, and projected indefinitely both northerly and southerly on a course bearing North 12°7’ East and bearing South 12°7’ West, which said block of ground encloses the Chester Vein.

The Chester Vein is described as that certain vein and fault zone disclosed by Silver Summit Mining Company’s north crosscut on its 3000-foot level at a point approximately 930 feet northerly from the center of Silver Summit Mining Company’s shaft; and being the same vein and fault zone which was explored both easterly and westerly by Silver Dollar on its 2800-foot level and also on its 1800-foot level and which was also explored by Silver Dollar by drifts on various levels above its said 1800-foot level.

Said Chester Vein, as hereinabove identified, shall include said vein and fault zone at all points on its strike and dip, as nearly as its course can be determined, together with all ore embraced within a distance of 200 feet to the south and 200 feet to the north of the center of said vein, both distances to be measured horizontally, provided, however, that said Chester Vein shall not include any portion of any vein or veins outside the downward northerly or southerly boundaries of the above-described block of ground unless such vein or veins are branches of or offshoots from said Chester Vein itself.

SUBJECT to the terms and provisions of that certain Amended Agreement and Easement dated January 8, 1979, by and between Sunshine Mining Company and Consolidated Silver Corporation.